Exhibit (l)(48)
January 10, 2007
Mr. Ralph C. Eucher
President and Chief Executive Officer
Principal Investors Fund, Inc.
Principal Financial Group
Des Moines, IA 50392-2080
Dear Mr. Eucher
Principal Life Insurance Company intends to purchase the following shares (the “Shares”):

	Purchase	Shares
Principal Investors Fund, Inc. Series	Amount	Purchased
Bond & Mortgage Fund, Class C	$10,000	936.330
California Insured Intermediate Bond Fund, Class A	$10,000	915.751
California Insured Intermediate Bond Fund, Class B	$10,000	915.751
California Insured Intermediate Bond Fund, Class C	$10,000	915.751
California Municipal Bond Fund, Class A	$10,000	891.266
California Municipal Bond Fund, Class B	$10,000	891.266
California Municipal Bond Fund, Class C	$10,000	891.266
Disciplined LargeCap Blend Fund, Class C	$10,000	622.665
Diversified International Fund, Class C	$10,000	744.602
Equity Income Fund I, Class A	$10,000	453.926
Equity Income Fund I, Class B	$10,000	457.247
Equity Income Fund I, Class C	$10,000	461.042
Equity Income Fund I, Institutional Class	$10,000	453.721
Government Securities Fund, Class C	$10,000	986.193
High Yield Fund II, Class A	$10,000	1,141.553
High Yield Fund II, Class B	$10,000	1,136.364
High Yield Fund II, Class C	$10,000	1,136.364
High Yield Fund II, Institutional Class	$10,000	1,142.857
Income Fund, Class A	$10,000	1,100.110
Income Fund, Class B	$10,000	1,097.695
Income Fund, Class C	$10,000	1,097.695
Income Fund, Institutional Class	$10,000	1,098.901
Inflation Protection Fund, Class C	$10,000	1,049.318
International Emerging Markets Fund, Class C	$10,000	407.166
LargeCap Growth Fund, Class C	$10,000	1,246.883
LargeCap S&P500 Index Fund, Class C	$10,000	1,000.000
LargeCap Value Fund, Class C	$10,000	789.266
Principal LifeTime 2010 Fund, Class C	$10,000	761.615
Principal LifeTime 2020 Fund, Class C	$10,000	731.529
Principal LifeTime 2030 Fund, Class C	$10,000	735.835
Principal LifeTime 2040 Fund, Class C	$10,000	731.529
Principal LifeTime 2050 Fund, Class C	$10,000	744.048
Principal LifeTime Strategic Income Fund, Class C	$10,000	801.282
MidCap Blend Fund, Class C	$10,000	714.286
MidCap Stock Fund, Class A	$10,000	477.555
MidCap Stock Fund, Class B	$10,000	506.329
MidCap Stock Fund, Class C	$10,000	506.329

	Purchase	Shares
Principal Investors Fund, Inc. Series	Amount	Purchased
MidCap Stock Fund, Institutional Class	$10,000	471.476
Money Market Fund, Class C	$10,000	10,000.000
Mortgage Securities Fund, Class A	$10,000	947.867
Mortgage Securities Fund, Class B	$10,000	948.767
Mortgage Securities Fund, Class C	$10,000	949.668
Mortgage Securities Fund, Institutional Class	$10,000	947.867
Partners LargeCap Blend Fund, Class C	$10,000	891.266
Partners LargeCap Blend Fund I, Class C	$10,000	1,026.694
Partners LargeCap Growth Fund I, Class C	$10,000	1,191.895
Partners LargeCap Growth Fund II, Class C	$10,000	1,190.476
Partners LargeCap Value Fund, Class C	$10,000	656.168
Partners MidCap Growth Fund, Class C	$10,000	1,039.501
Partners MidCap Growth Fund I, Class C	$10,000	870.322
Partners MidCap Value Fund, Class C	$10,000	661.376
Partners SmallCap Growth Fund II, Class C	$10,000	1,129.944
Preferred Securities Fund, Class C	$10,000	925.926
Real Estate Securities Fund, Class C	$10,000	377.929
ShortTerm Bond Fund, Class C	$10,000	1,007.049
ShortTerm Income Fund, Class A	$10,000	862.069
ShortTerm Income Fund, Class C	$10,000	862.069
ShortTerm Income Fund, Institutional Class	$10,000	862.069
SmallCap Growth Fund, Class A	$10,000	1,152.074
SmallCap Growth Fund, Class B	$10,000	1,152.074
SmallCap Growth Fund, Class C	$10,000	1,152.074
SmallCap Blend Fund, Class C	$10,000	611.621
SmallCap Value Fund, Class C	$10,000	533.093
SAMBalanced Portfolio, Class A	$10,000	681.663
SAMBalanced Portfolio, Class B	$10,000	683.060
SAMBalanced Portfolio, Class C	$10,000	686.813
SAMBalanced Portfolio, Class J	$10,000	681.663
SAMBalanced Portfolio, Advisors Preferred Class	$10,000	681.663
SAMBalanced Portfolio, Advisors Select Class	$10,000	681.663
SAMBalanced Portfolio, Advisors Signature Class	$10,000	681.663
SAMBalanced Portfolio, Preferred Class	$10,000	681.663
SAMBalanced Portfolio, Select Class	$10,000	681.663
SAMBalanced Portfolio, Institutional Class	$10,000	681.663
SAMConservative Balance Portfolio, Class A	$10,000	896.057
SAMConservative Balance Portfolio, Class B	$10,000	896.861
SAMConservative Balance Portfolio, Class C	$10,000	900.901
SAMConservative Balance Portfolio, Class J	$10,000	896.057
SAMConservative Balance Portfolio, Advisors Preferred Class	$10,000	896.057
SAMConservative Balance Portfolio, Advisors Select Class	$10,000	896.057
SAMConservative Balance Portfolio, Advisors Signature Class	$10,000	896.057
SAMConservative Balance Portfolio, Preferred Class	$10,000	896.057
SAMConservative Balance Portfolio, Select Class	$10,000	896.057
SAMConservative Balance Portfolio, Institutional Class	$10,000	896.057
SAMConservative Growth Portfolio, Class A	$10,000	598.086
SAMConservative Growth Portfolio, Class B	$10,000	616.143
SAMConservative Growth Portfolio, Class C	$10,000	621.118
SAMConservative Growth Portfolio, Class J	$10,000	598.086
SAMConservative Growth Portfolio, Advisors Preferred Class	$10,000	598.086
SAMConservative Growth Portfolio, Advisors Select Class	$10,000	598.086
SAMConservative Growth Portfolio, Advisors Signature Class	$10,000	598.086
SAMConservative Growth Portfolio, Preferred Class	$10,000	598.086
SAMConservative Growth Portfolio, Select Class	$10,000	598.086
SAMConservative Growth Portfolio, Institutional Class	$10,000	598.086

	Purchase	Shares
Principal Investors Fund, Inc. Series	Amount	Purchased
StrategicFlexible Income Portfolio, Class A	$10,000	864.304
StrategicFlexible Income Portfolio, Class B	$10,000	865.052
StrategicFlexible Income Portfolio, Class C	$10,000	869.565
StrategicFlexible Income Portfolio, Class J	$10,000	864.304
StrategicFlexible Income Portfolio, Advisors Preferred Class	$10,000	864.304
StrategicFlexible Income Portfolio, Advisors Select Class	$10,000	864.304
StrategicFlexible Income Portfolio, Advisors Signature Class	$10,000	864.304
StrategicFlexible Income Portfolio, Preferred Class	$10,000	864.304
StrategicFlexible Income Portfolio, Select Class	$10,000	864.304
StrategicFlexible Income Portfolio, Institutional Class	$10,000	864.304
StrategicStrategic Growth Portfolio, Class A	$10,000	540.249
StrategicStrategic Growth Portfolio, Class B	$10,000	567.215
StrategicStrategic Growth Portfolio, Class C	$10,000	566.251
StrategicStrategic Growth Portfolio, Class J	$10,000	540.249
StrategicStrategic Growth Portfolio, Advisors Preferred Class	$10,000	540.249
StrategicStrategic Growth Portfolio, Advisors Select Class	$10,000	540.249
StrategicStrategic Growth Portfolio, Advisors Signature Class	$10,000	540.249
StrategicStrategic Growth Portfolio, Preferred Class	$10,000	540.249
StrategicStrategic Growth Portfolio, Select Class	$10,000	540.249
StrategicStrategic Growth Portfolio, Institutional Class	$10,000	540.249
TaxExempt Bond Fund I, Class A	$10,000	1,307.190
TaxExempt Bond Fund I, Class B	$10,000	1,307.190
TaxExempt Bond Fund I, Class C	$10,000	1,307.190
Ultra Short Bond Fund, Class	$10,000	994.036
West Coast Equity Fund, Class A	$10,000	231.054
West Coast Equity Fund, Class B	$10,000	261.097
West Coast Equity Fund, Class C	$10,000	260.010
West Coast Equity Fund, Institutional Class	$10,000	229.043
Each share has a par value of $.01 per share. In connection with such purchase, Principal Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resell, distribute or redeem.

PRINCIPAL LIFE INSURANCE COMPANY

BY	/s/ Michael D. Roughton

Michael D. Roughton